Shareholders' Equity - Summary of Company's Board of Directors Approved and Declared a Quarterly Preferred Cash Dividend (Detail) - USD ($) $ / shares in Units, $ in Thousands		Aug. 31, 2021	May 31, 2021
Class Of Stock [Line Items]
Record Date		Aug. 31, 2021	May 31, 2021
Payment Date		Sep. 15, 2021	Jun. 15, 2021
Series A Preferred Shares
Class Of Stock [Line Items]
Aggregate Payment		$ 2,625	$ 1,808
Per Depositary Share Payment	[1]	$ 0.44	$ 0.30

[1]	Rounded to the nearest whole cent.